                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 23, 2001


                           COMSHARE, INCORPORATED
            (Exact name of Registrant as specified in its charter)



         Michigan                     0-4096                38-1804887
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)           Identification No.)



                              555 Briarwood Circle
                           Ann Arbor, Michigan 48108
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (734) 994-4800



                                     N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  REGULATION FD DISCLOSURE.

         Comshare, Incorporated (the "Registrant") will hold a conference call chaired by Dennis Ganster, Chairman, President and Chief Executive Officer, today, October 23, 2001, at 1:30 p.m. (EDT). Investors can access the call from the Investors section of the Registrant's web site, www.comshare.com, or by dialing 212-346-0268. If an investor is unable to listen to the live call, a replay will be available for 48 hours and can be accessed by dialing 800-633-8284 with access code 19865205. The replay will also be on the Registrant's web site for 90 days.

         Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the script for the conference call.


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          COMSHARE, INCORPORATED


                                          /s/ Brian Jarzynski
                                          ----------------------------
                                          Brian Jarzynski,
                                          Vice President and Chief Financial
                                            Officer

Dated:   October 23, 2001